UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 13, 2026

(Date of earliest event reported)

D2-Natixis Multifamily Mortgage Trust 2026-M1

(Central Index Key Number 0002145996)

(Exact name of issuing entity)

Natixis Real Estate Capital LLC

(Central Index Key Number 0001542256)

Natixis Commercial Mortgage Securities LLC

(Central Index Key Number 0001693143)

(Exact name of registrant as specified in its charter)

Delaware	333-274151-01	27-2765452
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1251 Avenue of the Americas
New York, New York	10020
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (212) 891-6100

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[_] Emerging growth company

[_] If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01.	Other Events.

On August 13, 2026, Natixis Securities Americas LLC (“Natixis”), Wells Fargo Securities, LLC (“WFS”), BMO Capital Markets Corp. (“BMO”) and Barclays Capital Inc. (“BCI”) entered into an agreement, dated as of August 13, 2026, among Natixis Commercial Mortgage Securities LLC (the “Registrant”), as depositor, Natixis, WFS, BMO and BCI as underwriters (Natixis, WFS, BMO and BCI collectively in such capacity, the “Underwriters”), and Natixis North America LLC (“Natixis North America”) (the “Underwriting Agreement”), an executed version of which is attached hereto as Exhibit 1.1, with respect to the sale of the Publicly Offered Certificates (as defined below) scheduled to occur on or about August 25, 2026 (the “Closing Date”).  The Publicly Offered Certificates are expected to have an aggregate initial principal amount of $377,960,000.

On the Closing Date, a series of mortgage pass-through certificates, entitled D2-Natixis Multifamily Mortgage Trust 2026-M1, Commercial Mortgage Pass-Through Certificates, Series 2026-M1 (the “Certificates”), is expected to be issued by D2-Natixis Multifamily Mortgage Trust 2026-M1, a New York common law trust (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated and effective as of August 1, 2026 (the “Pooling and Servicing Agreement”), among the Registrant, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

The Certificates will consist of the classes (each, a “Class”) designated as (i) the Class A-2, Class A-3, Class X-A, Class A-S, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”), and (ii) the Class D, Class E, Class F-RR, Class G-RR, Class J-RR and Class R Certificates (collectively, the “Privately Offered Certificates”).

The Publicly Offered Certificates and the Privately Offered Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust fund to be formed on or about August 25, 2026 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets are expected to be twenty (20) fixed rate mortgage loans (the “Mortgage Loans”) secured by first liens on twenty-one (21) multifamily properties. The Mortgage Loans are expected to be acquired by the Registrant from Natixis Real Estate Capital LLC (“NREC”) pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of August 13, 2026, between the Registrant and NREC, an executed version of which is attached hereto as Exhibit 99.1.

The funds to be used by the Registrant to pay the purchase price for the Mortgage Loans are expected to be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to the Underwriters pursuant to the Underwriting Agreement, and (ii) the sale of the Privately Offered Certificates, having an aggregate initial principal amount of $68,672,750, by the Registrant to Natixis, WFS, BMO and BCI (collectively in such capacity, the “Initial Purchasers”) pursuant to a Certificate Purchase Agreement, dated as of August 13, 2026, among the Registrant, as depositor, the Initial Purchasers, as initial purchasers, and Natixis

North America. The Privately Offered Certificates will be sold and transferred, as applicable, in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated August 14, 2026 and as filed with the Securities and Exchange Commission on August 17, 2026 (the “Prospectus”). In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated August 14, 2026.

The related registration statement (file no. 333-274151) was originally declared effective on September 14, 2023.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated as of August 13, 2026, among Natixis Commercial Mortgage Securities LLC, as depositor, Natixis Securities Americas LLC, Wells Fargo Securities, LLC, BMO Capital Markets Corp. and Barclays Capital Inc., as underwriters, and Natixis North America LLC.
Exhibit 4.1	Pooling and Servicing Agreement, dated and effective as of August 1, 2026, among Natixis Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated August 14, 2026, which such certification is dated August 14, 2026.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated and effective as of August 13, 2026, between Natixis Real Estate Capital LLC, as seller, and Natixis Commercial Mortgage Securities LLC, as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 17, 2026	Natixis Commercial Mortgage Securities LLC
(Registrant)

	By:	/s/ Charles Y. Lee
		Name:	Charles Y. Lee
		Title:	Chief Executive Officer

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1.1	Underwriting Agreement, dated as of August 13, 2026, among Natixis Commercial Mortgage Securities LLC, as depositor, Natixis Securities Americas LLC, Wells Fargo Securities, LLC, BMO Capital Markets Corp. and Barclays Capital Inc., as underwriters, and Natixis North America LLC.	(E)
4.1	Pooling and Servicing Agreement, dated and effective as of August 1, 2026, among Natixis Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated August 14, 2026, which such certification is dated August 14, 2026.	(E)
99.1	Mortgage Loan Purchase Agreement, dated and effective as of August 13, 2026, between Natixis Real Estate Capital LLC, as seller, and Natixis Commercial Mortgage Securities LLC, as purchaser.	(E)